UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 13, 2009
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)
(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
AAM Long -Term Incentive Plan
Form of Award Agreement – TSR Performance Measure
Form of Award Agreement – EBITDA Performance Measure
EX-10.1
EX-10.2
EX-10.3

Item 5.02(e) Compensatory Arrangements of Certain Officers
On February 13, 2009, the Compensation Committee of the Board of Directors of American Axle & Manufacturing Holdings, Inc. (“AAM”) approved the following actions affecting the compensation of our named executive officers, Richard E. Dauch, Co-Founder, Chairman of the Board & Chief Executive Officer, Michael K. Simonte, Group Vice President – Finance & Chief Financial Officer, Yogendra N. Rahangdale, Vice Chairman & Chief Technology Officer, David C. Dauch, President & Chief Operating Officer, and Patrick S. Lancaster, Vice President, Chief Administrative Officer & Secretary:
Voluntary Compensation Reductions
In support of the Company’s comprehensive restructuring plan, AAM’s executive officers, including the named executive officers, agreed to a reduction in their annual base salaries of 10% of the amounts approved by the Compensation Committee effective February 1, 2009. The following annual base salaries were approved for the named executive officers, after the voluntary reduction of 10%, for 2009:

Name	2009 Base Salary
Richard E. Dauch	$1,481,040
Michael K. Simonte	$337,500
Yogendra N. Rahangdale	$387,000
David C. Dauch	$414,000
Patrick S. Lancaster	$315,000
In addition, AAM’s executive officers, including the named executive officers, agreed to forego bonuses under the annual cash incentive plan for 2009.
Adoption of Long-Term Incentive Plan
Following the expiration of AAM’s 1999 Stock Incentive Plan on January 8, 2009, the Compensation Committee adopted the cash-based AAM Long-Term Incentive Plan, effective January 1, 2009, pursuant to which executive officers (including the named executive officers) will be eligible to earn long-term incentives based on the achievement of specified performance measures over a period of three years. If the minimum performance measures are not achieved, no payments will be made under the plan.
Under the terms of the plan, one half of executive’s target award opportunity will be based on a comparison of AAM’s total shareholder return over the three-year performance period relative to AAM’s competitor peer group. The threshold, target and maximum award opportunities are based on AAM’s percentile rank as follows:

Percent of
Target Award
Percentile Rank	Opportunity Earned
35th	50%
50th	100%
75th	200%

The remaining one half of the target award opportunity under the plan would be based upon AAM’s cumulative EBITDA over the three-year performance period. The threshold, target and maximum award opportunities are based on the Company’s three-year cumulative EBITDA as follows:

		Percent of
Achieved	3-Year	Target Award
Performance Goal	Cumulative EBITDA	Opportunity Earned
Threshold	8%	25%
Target	12%	100%
Maximum	15%	200%
The description of the Plan is qualified in its entirety by the actual terms of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	AAM Long-Term Incentive Plan

10.2	Form of Award Agreement – TSR Performance Measure

10.3	Form of Award Agreement – EBITDA Performance Measure

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date: February 19, 2009	By:	/s/ Michael K. Simonte
Michael K. Simonte
Group Vice President – Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	AAM Long-Term Incentive Plan

10.2	Form of Award Agreement – TSR Performance Measure

10.3	Form of Award Agreement – EBITDA Performance Measure